IDEX Proprietary & Confidential BAIRD ANALYST DAY November 7, 2016

IDEX Proprietary & Confidential Presenters • Mike Yates, Interim CFO & Chief Accounting Officer • Andrew Silvernail, Chairman and CEO • Eric Ashleman, Sr. VP and Chief Operating Officer • Marc Uleman, Group President, IDEX Sealing Solutions 2

IDEX Proprietary & Confidential Andrew Silvernail, Chairman & CEO

IDEX Proprietary & Confidential IDEX Corporation Overview $2 BILLION SUPPLIER of highly engineered industrial and technology solutions for mission critical niches Global strategy to build defensible, differentiated positions in niche GROWTH BUSINESSES that are enabled by OUTSTANDING TEAMS Our objective is to provide consistent DOUBLE DIGIT EARNINGS GROWTH and STRONG CASH FLOW with SUPERIOR RETURN on invested capital 4

IDEX Proprietary & Confidential Global Footprint 7000+ Employees 60+ Business units 5

IDEX Proprietary & Confidential 2015 REVENUE $861 $739 $424 % OF TOTAL 43% 36% 21% 2015 OPERATING MARGIN* 25% 22% 27% 2015 EBITDA MARGIN* 28% 28% 29% BUSINESS PLATFORMS Industrial Water Energy Agriculture Valves Scientific Fluidics Optics & Photonics Material Processing Sealing Solutions Industrial Dispensing BAND–IT Fire Suppression Rescue FLUID & METERING TECHNOLOGY HEALTH & SCIENCE TECHNOLOGY FIRE & SAFETY / DIVERSIFIED * Adjusted IDEX At A Glance 6

IDEX Proprietary & Confidential Timeline: Strategic Evolution 7 2000 – 2011 2011–2016 2016–2021 VS. S&P 500 79th Percentile • Vision & Values • Talent & team development • Formalized IDEX Operating Model • Organic performance • Disciplined capital & resource deployment • Globalization • Professionalized management • Portfolio transition • Competitive scale  Superior niche businesses  Leadership • Portfolio mgmt. • Disciplined capital deployment VS. S&P 500 64th Percentile VS. S&P 500 >75th Percentile 1 3 2 1. January 1 2000–August 10 2011 2. August 10 2011–September 30 2016 3. September 30 2016–Forward

IDEX Proprietary & Confidential 8 Our Purpose

IDEX Proprietary & Confidential Strategy: Where We’re Going 9

IDEX Proprietary & Confidential 1. Accelerate organic performance in “Integrated Growth” “Targeted Growth” businesses 2. Improve positioning and profit profile of underperforming businesses 3. Build Business Segments in Fluids, Health & Science, Safety, and Engineered Fastening through M&A Double–digit EPS Superior ROIC • Best in class • engagement 2017–2019 Strategy STRATEGIC PRIORITIES PERFORMANCE OBJECTIVES Top Quartile Total Shareholder Return STRATEGIC CAPABILITIES 1 2 3 1 2 3 10

IDEX Proprietary & Confidential Portfolio Update – Progress Report 11 Portfolio 2015 % of Rev. 2016 Actions 2016 % of Rev. Status Integrated Growth 26% • Acquired Akron & AWG • Healthy innovation pipeline 32% Targeted Growth 39% • Industrial/Energy macro headwinds • Expanding margin >100 bps • Acquired SFC Koenig 41% Outperform 8% • Core organic growth improvement • Sustained high margins 7 % Fix 27% • Margins up > 300 bps • Divested 3 non–strategic BU’s 20% Emerging Markets • Strong India performance • Opening new shared mfg. facility in China Heavy Focus on Targeted Growth & China

IDEX Proprietary & Confidential Five Year M&A Strategic Focus Significant opportunities to continue to expand via M&A in our core niche markets FLUID TECHNOLOGIES $20B Market HEALTH & SCIENCE $2.5B Market SAFETY $3.0B Market ENGINEERED FASTENERS & CONNECTORS $3.0B Market 12

IDEX Proprietary & Confidential M&A Implementation Plan Multi–pronged approach to developing and executing on M&A pipeline • Cultivate and execute on strong history and deep relationships through years of market knowledge and company interactions • Analyze and engage targeted private equity holdings that fit well with our core strategy and return profile • Identify, analyze and engage carve outs of publically held as well as small to middle market enterprises IDEX PROPRIETARY PRIVATE EQUITY OWNED CARVE OUTS 13 1. 2. 3. 13

IDEX Proprietary & Confidential IDEX Five Year Capital Availability 14 • Organic rev growth of 2–4%, total rev growth of 8–10% per annum • 5 Year Total EBITDA: $3,900M • Operating Cap Ex & W/C: ($420M) • Taxes: ($760M) • Dividends: ($720M) • Interest: ($300M) • Debt Capacity: $1,000M @ 2.0–2.5x gross leverage $1,700 $1,000 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Excess Cash from Ops Debt Capacity Five Year Capital Availability Key Assumptions ($ in M) $2.7 billion of capital availability over five years; $500 – $550M available annually for M&A or share repurchase

IDEX Proprietary & Confidential OBJECTIVES: Double-digit EPS CAGR, strong CASH CONVERSION and SUPERIOR RETURNS STRATEGIC POSITIONING in highly engineered, mission critical niches OUTSTANDING TEAMS who deliver with our Values and Operating Model Strong balance sheet, cash flow and capital deployment to MAXIMIZE TSR IDEX Summary CREATING VALUE FOR SHAREHOLDERS 15

IDEX Proprietary & Confidential Fire & Rescue Platform

IDEX Proprietary & Confidential Fire & Rescue Overview 17 IDEX Fire & Rescue: • Deployed $275M of capital with Akron Brass and AWG • Leading position within $1.4B product available market of pumps, water distribution, electronics, and rescue tools • Serves stable markets that perform well over the long term • The most complete offering of products to help rescue personnel do the mission critical aspects of the job • Superior global penetration with more room to grow

IDEX Proprietary & Confidential Platform Overview 18 We have assembled nearly $400M of critical scale within Fire & Rescue Pumps 26% Pump Accessories 10% Valves 5% Monitors & Nozzles 16% Lighting 11% Rescue Tools 24% Industrial Products 8% Competitive Advantage Via Scale • 1200 employees • 330 technical and commercial specialists • Efficient production & sourcing • IDEX balance sheet

IDEX Proprietary & Confidential Fire Suppression Portfolio 19 FIRE SUPPRESSION SHARE POSITION DESCRIPTION PRODUCTS COMPANY #1 Pumps N.A. #1 Modules N.A. #1 Nozzles N.A. #1 Monitors N.A. #1 Valves N.A. #1 Multiplexing N.A. #1 Pressure Governor N.A. #1 Pumps UK/Europe #1 Nozzles Europe #1 Monitors Europe #1 Fittings Europe  Truck Mounted Pumps  Pump Modules  Portable Pumps  Engine Driven Units  Electronics  Brass foundry  Nozzles  Monitors  Valves  Electronics  Scene Lighting  Vehicle Lighting  Truck Mounted Pumps  Portable Pumps  Foam  CAFS  Trailer/Skid Mounted Pumps  Nozzles  Couplings  Fittings  Monitors  Pump Accessories 19

IDEX Proprietary & Confidential Product Breadth – Mobile Mechanical Components 20 Full coverage of all fire suppression components

IDEX Proprietary & Confidential Portfolio Breadth – Systems & Connectivity 21 Breakthrough opportunities to innovate and integrate

IDEX Proprietary & Confidential 2016 Acquisitions – Integration Update 22 Dedicated integration resources are ahead of plan • IDEX Operating Model  8020  Lean Enterprise • Value Drivers  Infrastructure  Facilities  Sourcing  Commercial Coverage  Technology • Breakthrough Growth  Innovation Pipeline  Geographic Expansion

IDEX Proprietary & Confidential Innovation Snapshot – Integration & Automation 23 EP = NP + FL + EL + AL What line was that? GPM = 29.7 x d² x √NP Problem • 69% of firefighters in the US are volunteer ….. Numbers are shrinking fast • Higher training demands and requirements • Emergency calls continue to rise A fire pump operator must perform 30+ actions, decisions and calculations flawlessly during the first 3 minutes of fire scene Automated Solutions will enhance safety & efficiency while reducing necessary manpower on a fire scene

IDEX Proprietary & Confidential Innovation Snapshot – Akron Brass UltraJet 24 • Providing firefighters the most versatile firefighting nozzle • Ideal for Water, Foam & CAFS Applications • Operates like traditional nozzles

Rescue Technologies Platform

Company	Description	Products	Share Position
LUKAS	■ Hydraulic Cutters & Spreaders ■ Battery Technology ■ Portable Power ■ Telescoping Rams ■ Re–railing Equipment ■ Electronics		#1 Europe #1 China Import
HURST JAWS OF LIFE	■ Hydraulic Cutters & Spreaders ■ Battery Technology ■ Portable Power ■ Handheld Rescue ■ Telescoping Rams		#1 North America
DINGLEE	■ Hydraulic Cutters & Spreaders ■ Battery Technology ■ Portable Power		#1 China
vetter	■ Pneumatic Lifting Bags ■ Jumping Cushions		#1 Global

IDEX Trusted Solutions, Improving Lives™
IDEX Proprietary & Confidential 25

Innovation Snapshot – eDraulic Rescue Tools



$35M in 6 yrs.
Evolution
eDRAULIC Line launched at Interschutz 2010
Broaden eDRAULIC product portfolio
Combi-Tools
Small Power Pack
eDRAULIC 2.0 launched at FDIC 2014
Radical weight & size optimization
Broader portfolio (Large Spreader)
New battery tech.
eDRAULIC facelift & Portfolio completion
First battery driven telescopic ram
i–eDRAULIC
Intelligent Rescue tools
cloud
Dinglee-eDRAULIC
Introduce battery tools in Chinese market tailored to specific market needs
DINGLEE
2010
2012
2014
2015
2017

Solved a critical problem and created an entirely new segment

IDEX | Trusted Solutions, Improving Lives™
IDEX Proprietary & Confidential 26

IDEX Proprietary & Confidential Innovation Snapshot – StrongArm Rescue Tool 27 Gaining strong momentum since 2015 introduction • Smaller, hand–held rescue device • Interchangeable tips • Targeted Rapid Intervention Teams in Fire markets • Adjacent market entry for SWAT and specialty law enforcement

IDEX Proprietary & Confidential Global Footprint 28 Global footprint touches all major markets Erlangen, Germany Ballendorf, Germany Tianjin, China Warwick, UK Ravensburg, Germany Additional EM access within IDEX India & China shared mfg. Akron, OH Columbus, OH Shelby, NC Ocala, FL

IDEX Proprietary & Confidential Growth in Emerging Markets 29 Actively moving resources to these regions Tianjin, China Suzhou, China (Open 12/16) Vadodara, India • Developing high–end import markets and local–for–local • Rising standards of living drive technology adoption • Full range of technologies to establish specification points • Disruptive potential of portability and lighter weight

IDEX Proprietary & Confidential Summary 30 More room to grow organically and inorganically • Global markets are stable • IDEX is the global market leader • Integration driving value quickly • Growth through innovation, emerging markets penetration, strong execution

IDEX Proprietary & Confidential 31 So much more than a tagline …

IDEX Proprietary & Confidential Sealing Solutions Platform

IDEX Proprietary & Confidential 33 3 IDEX Sealing Solutions at a Glance: 700 employees, 175+ MUS$ Precision Polymer Engineering SFC Koenig FTL Technology Novotema S.p.A High Performance Materials for Critical Applications Complex profiles in high performance elastomers for demanding applications Custom engineered sealing solutions for critical applications The world’s leading sealing & control manufacturer

IDEX Proprietary & Confidential 34 IDEX Sealing Solutions Span a Wide Range of Mission Critical Applications Oil and Gas

IDEX Journey in Sealing Solutions and Current Global Footprint



Delivering highly engineered applications that solve mission critical problems within superior niche markets

Precision Polymer Engineering
Blackburn, Lancashire, UK

FTL Technology
Leeds, Yorkshire, UK

Novotema S.p.A
Villongo, Bergamo, Italy

PPE LLC
Texas Manufacturing Center
Brenham, TX, US

SFC Koenig AG
Dietikon
Switzerland

- PPE & FTL Manufacturing, R&D and Application Engineering
- Novotema S.p.A Manufacturing, Tool Design and Development
- PPE LLC Texas Manufacturing Center
- SFC Koenig AG

- Sales Offices
- Sales and Applications Engineering Specialists
- Main Dealers/Distributors/Agents

2010	2013		2014	2015	2016
PPE–Acquired by IDEX Corporation	**PPE**–New offices open in Houston, TX, US	**FTL** –Acquired by IDEX Corporation	**PPE** – Manufacturing Facility opens in Brenham, TX, US	**Novotema** – Acquired by IDEX Corporation	**SFC** – Acquired by IDEX Corporation

IDEX Trusted Solutions, Improving Lives™
IDEX Proprietary & Confidential 35

IDEX Proprietary & Confidential Global Sealing Market Deep Dive 36 Mechanical Seals Elastomer Seals Engineered Plastic Seals Metallic Gaskets & Seals Non–Metallic Gaskets & Seals Other Seals $3,290M Main Application Areas Oil & gas exploration and production, semiconductors, safety critical sealing applications, pumps & valves for extreme environments and applications, marine diesel engines, scientific instrumentation $150m $300m $100m $500m $1,020m High Performance Sealing (12%) Total Global Seals & Gaskets Market $28.5B $25.2B $3.3B $1,230m Novotema PPE SFC FTL 36

IDEX Proprietary & Confidential 37 IDEX Model

IDEX Proprietary & Confidential Marine Diesel & Gas Engines Example Innovation • Environmental legislation (IMO) needs to be adhered to for engine emissions • This drives requirement for dual fuel and alternative fuel capability • PPE created a specifically designed material for multi–fuel operation meeting IMO regulations and exceeding 25,000 hours continuous operation 38

IDEX Proprietary & Confidential Pharmaceutical Innovation example Innovation • With Steam in Place requirements for Bio–Pharma applications, existing material technology was limited • A new material has been developed in accordance with FDA and USP Class VI requirements • Custom designed profile in new material allowing valve OEM to offer unique valve design to bio–pharma applications 39

IDEX Proprietary & Confidential Semiconductor Example PPE Semiconductor Sales and Elastomer Market We are growing faster than the average market growth CAGR 2015-2020 by Application Within semiconductor we are focused on the highest growth applications, laying the foundation for further accelerated growth Semiconductor High Performance Seal Market Forecast We have a developed a solid position at all major Semiconductor OEM’s and Wafer Manufacturers 40 2016 2020 G ro w th

IDEX Proprietary & Confidential Organic Growth – Texas Investment Ground-breaking 2nd April 2014 Production 17th November 2014 • IDEX has invested in manufacturing capability in Texas to capture US growth • This investment creates the organic growth capability to double our US revenue over 3 years 41

IDEX Proprietary & Confidential 42 Current product portfolio of SFC mainly comprises expander sealing solutions • Check valves are new products SFC product portfolio Latest Acquisition – SFC KOENIG Sealing Solutions Flow control Installation Push–type expanders: Sealing solutions for medium / high pressure applications up to 450 bar Pull–type expanders: Sealing solutions including for thin wall structures across all pressure ranges up to 500 bar Low-Pressure Plugs: Sealing solutions for low pressure applications and complex geometries up to 60 bar Restrictors: Provides precise pressure regulation and orifice flow control up to 200 bar Check valves: Allows flow at a certain pressure and prevents backflow within a circuit fluid. Market launch in late 2015. Hydraulic & Pneumatic Tools: For use in installation of expanders and flow control solutions

IDEX Proprietary & Confidential Latest Acquisition – SFC KOENIG SFC serves automotive (PC,CV) hydraulics markets, with newer entry into medical and aerospace business Passenger Cars (PC) Passenger cars and light commercial OEM units below 6 tons Application of expanders: primarily in powertrains (e.g. engine, transmission) Medium & Heavy–Duty (MHD) Trucks and buses above 6 tons Application of expanders: primarily used in the powertrains Hydraulic systems (HYD) Applications used in areas like agriculture and construction in hydraulic components; pumps and motors etc. Medical/ Aerospace & other new markets Medical: Equipment for e.g., diagnostics, dental equipment, and surgical devices. Aerospace: Passenger planes and cargo planes. 43 Double Digit growth over the coming 5 years

IDEX Proprietary & Confidential 44 Inorganic Growth Options • IDEX Sealing Solutions has been growing significantly over the last years with 4 acquisitions and one major facility expansion. • Further M&A opportunities exist in three key areas: M&A FUNNEL Enhanced Elastomer Offering PLATFORM Enhanced Product Offering Geographical Expansion Reinforcing the Foundation Adjacency APAC Manufacturing Set–Up 44

IDEX Proprietary & Confidential Key Take–Aways IDEX Sealing Solutions • IDEX has developed this platform in 6 years from no presence to a global organization consisting of 7 sites and approximately 700 employees, with above IDEX average profitability. This growth has been accelerating over the last 2 years. • IDEX Sealing Solutions offers significant further organic and inorganic growth potential because of the niches we are in. This is further accelerated by the SFC KOENIG addition. • We will continue to look at further expansion of this platform, since we believe that the High End Sealing market has an excellent fit with the IDEX “Mission critical / Low % of overall equipment spend” model. 45

IDEX Proprietary & Confidential 46

IDEX Proprietary & Confidential Q&A 47